d:\sec\8K12698.doc
                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of
                                 1934

                   Date of Report:  January 15, 1998

                  NETWORK SYSTEMS INTERNATIONAL, INC.
        (Exact Name of Registrant as Specified in its Charter)

         Nevada               33-25308-D            87-0460247
    (State or other        (Commission File      (I.R.S. Employer
      jurisdiction              Number            Identification
  of incorporation or                                Number)
     organization)


        200 North Elm Street, Greensboro, North Carolina  27401
         (Address of principal executive officer)  (Zip Code)

                            (336) 271-8400
          (Registrants telephone number, including area code)

Item 5.  Other Events.

Network Systems International, Inc. (the "Company") issued a press release over PR Newswire on January 15, 1998 announcing a five for four stock split of common and preferred stock for shareholders of record as of Friday, January 16, 1998 and a distribution date of Friday, January 30, 1998. The split will allow the Company to move more rapidly in its application for Small Cap status with NASDAQ. Reference is made to the press release filed as Exhibit 99 hereto.

                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              NETWORK SYSTEMS INTERNATIONAL, INC.
              (Registrant)



              By:    /s/ William C. Ray
                     William C. Ray, Vice President / Secretary

Date:  January 26, 1998
                                 INDEX

Exhibit (99)   Press Release dated January 15, 1998